UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2019
_____________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)
_______________________________________________________________________

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	LEE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 [  ]

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 31, 2019, Lee Enterprises, Incorporated (the “Company”) announced its Board of Directors (the “Board”) will be nominating two new independent candidates, David Pearson and Steven Fletcher, for election to its Board at the Company’s 2020 Annual Meeting of Shareholders.  The Board has determined that Mr. Pearson and Mr. Fletcher are independent directors under New York Stock Exchange listing standards.  Steven Fletcher is Chief Executive Officer of Explorer LLC, and David Pearson is Chief Financial Officer of Vonage.

(b) In connection with the announcement, Director Nancy S. Donovan informed the Board that she will not stand for re-election to the Board and will be retiring from the Board upon completion of her term at the Company’s 2020 Annual Meeting of Shareholders.  Ms. Donovan has been a member of the Board since 2003.

Also, in connection with the announcement, Director Leonard J. Elmore informed the Board that he will not stand for re-election to the Board and will be retiring from the Board upon completion of his term at the Company’s 2020 Annual Meeting of Shareholders.  Mr. Elmore has been a member of the Board since 2008.

Additionally, Director Richard R. Cole advised the Board of his expected retirement at the completion of his term in 2021.  Dr. Cole has been a member of the Board since 2006.

Further, Director William E. Mayer advised the Board of his expected retirement at the completion of his term in 2021.  Mr. Mayer has been a member of the Board since 1998.

Item 7.01.  Regulation FD Disclosure.

The Company’s news release announcing nominations and resignations of certain of its Directors from the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
	99.1	News Release of Lee Enterprises, Incorporated dated October 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/ Timothy R. Millage
Date: October 31, 2019	By:
Timothy R. Millage
Vice President, Chief Financial Officer,
and Treasurer

2